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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               _______________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): April 28, 2003


                        Exact Name of Registrant as
                        Specified in Charter; State
                         or Other Jurisdiction of
                         Incorporation; Address of
(Commission            Principal Executive Offices;        (IRS Employer
File Number)           Registrant's Telephone Number    Identification No.)
------------           -----------------------------    -------------------

  1-14507               Henley Limited Partnership           04-3416346
                     (a Delaware limited partnership)
                         140 Wood Road, Suite 410
                       Braintree, Massachusetts 02184
                               (781) 930-3015


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        (Former Name or Former Address, if Changed Since Last Report)

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Item 1.     Changes in Control of Registrant

      On April 28, 2003, Henley Limited Partnership ("Henley") completed its merger with and into HenleyCo., Inc. Henley was the surviving entity in the merger. Upon consummation of the merger, all outstanding units representing limited partnership interests of Henley were cancelled and converted into the nontransferable right to receive cash merger consideration. As a result of the merger, Castle Creek Partners, L.P. is the sole limited partner of Henley, with a ninety-nine percent equity interest, and BCLP GP, Inc. is the sole general partner of Henley, with a one percent equity interest.

      The press release issued by Henley announcing consummation of the merger is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.     Financial Information, Pro Forma Financial Information and
            Exhibits

      (c)   Exhibits

      Exhibit    Description
      -------    -----------

        99.1     Press Release dated April 28, 2003.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2003              HENLEY LIMITED PARTNERSHIP

                                  By: BCLP GP, Inc., its General Partner

                                  By: /s/ Richard G. Pond
                                      -------------------------------
                                      Richard G. Pond
                                      Executive Vice President, Chief
                                      Operating Officer, Chief Financial
                                      Officer, Treasurer, and Secretary *


*  Title indicates position with BCLP GP, Inc.


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                                EXHIBIT INDEX

Exhibit    Description
-------    -----------

  99.1     Press Release dated April 28, 2003.


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